                                                                    EXHIBIT 10.6

                          Commercial Lease Agreement
                              Dated April 1,1999
        Kings Brothers LLC ("Lessor") and Color Image, Inc. ("Lessee)
                          First Amendment May 1, 1999
--------------------------------------------------------------------------------

                 FIRST AMENDMENT TO COMMERCIAL LEASE AGREEMENT

     THIS FIRST AMENDMENT TO COMMERCIAL LEASE AGREEMENT is effective as of
May 1, 1999, by and among Kings Brothers, LLC, a Georgia limited liability company, located at 4350 Peachtree Industrial Boulevard, Norcross, Georgia 30071, hereinafter referred to as "Lessor" and Color Image, Inc., a Georgia corporation, with its principal offices at 4350 Peachtree Industrial Boulevard, Suite 100, Norcross, Georgia 30071, hereinafter referred to as "Lessee."


                                  WITNESSETH

     WHEREAS, Lessor and Lessee are parties to that certain Commercial Lease Agreement effective April 1,1999, with respect to certain premises located at 4350 Peachtree Industrial Boulevard, Norcross, GA 30071; and

     WHEREAS, Lessor and Lessee desire to amend the Commercial Lease Agreement with the negotiated amendments included therein and made a part thereof.


                                   AGREEMENT

     NOW, THEREFORE, FOR AND IN CONSIDERATION of the mutual covenants and agreements hereinafter set forth, including but not limited to the agreement by the Lessee to lease additional premises from the Lessor, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee, intending to be legally bound, do hereby amend the Commercial Lease Agreement, hereinafter referred to as the "Lease", as follows:

1. DESCRIPTION OF PREMISES. The Lessor hereby leases to Lessee and Lessee does hereby lease from Lessor 177,487 square feet consisting of the Production Offices and Areas A3 through A7 on Attachment A of the Commercial Lease Agreement, the ("Premises") for the term and upon the conditions hereinafter provided.

2. USE OF PREMISES. The Premises shall be used for the manufacture of toner and other related businesses, and for any other lawful purpose, as Lessee deems appropriate.

3. INITIAL TERM/RENEWAL. The initial term of this Lease shall be for a period of ten (10) years commencing on April 1, 1999 and expiring at midnight on March 31, 2009. The Lease term shall automatically renew for three (3) successive terms of five (5) years each, on the same terms and conditions contained herein, unless Lessee notifies Lessor, within thirty (30) days prior to the expiration of the lease term then in effect, that Lessee does not wish to renew the Lease.

4. RENTAL. The Lessee shall pay rental to Lessor on the first day of each calendar month, in accordance with the following schedule:

    (a) one thousand nine hundred and seventy dollars and eighty-three cents ($1,970.83) from August 1, 1999 through February 1, 2000,

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

                          Commercial Lease Agreement
                              Dated April 1,1999
        Kings Brothers LLC ("Lessor") and Color Image, Inc. ("Lessee)
                          First Amendment May 1, 1999
--------------------------------------------------------------------------------

   (b) five thousand seven hundred and eighty dollars and eighty three cents ($5,780.83) for the months of March and April, 2000,

   (c) thirty-one thousand seventy-one dollars and ten cents ($31,071.10) beginning May 1, 2000 through December 1, 2000, and

   (d) forty-two thousand one hundred fifty-three dollars ($42,153.00) beginning January 1, 2001. Beginning effective January 1, 2002, and continuing annually on the 1st day of January thereafter during the Term of this Lease (including all renewals thereof), the rental shall automatically increase by two and one half percent (2.5%), rounded to the nearest whole dollar.

   (e) providing that upon the effective date of the commencement of any option to extend the term of the lease the then market rate for the premises is less than the heretofore calculated rental amount, the rental amount, rounded to the nearest whole dollar, shall then be reset at the commencement of such option period to the market rate with annual increases of two and one-half percent (2.5%) per annum annually thereafter, paid monthly, through the term of any option period(s), and

   (f) the monthly rental is inclusive of common area charges, including but not limited to real and personal property taxes, central station monitoring of both burglary and fire alarms and the Lessee's prorata share of Lessor's fire, liability and other insurance expenses, and

   (g) Lessor and Lessee hereby acknowledge that the first months rental, inclusive of common area charges, of one thousand nine hundred and seventy dollars and eighty-three cents ($1,970.83) has been paid, and

   (h) That a five percent (5%) late payment charge, not to exceed $1,000, will be added for rental payments made later than the month in which they first become due, providing Lessor notifies Lessee and makes a demand for such payment of Lessee by the end of the following month such payment first became due.

5. CONDITION OF PREMISES/ALTERATIONS BY LESSEE. Lessor and Lessee acknowledge and agree the Premises are not presently suitable for use by Lessee, and Lessee must make a number of alterations, including, but not limited to, adjusting the internal ceiling height of the Premises to accommodate Lessee's manufacturing equipment. Lessor understands that Lessee must make a number of alterations to the Premises to accommodate Lessee's manufacturing operations, and Lessor agrees to the making of the alterations, decorations, additions, improvements, structural or otherwise, in or to, the demised premises or the building, provided that Lessee obtains and will deliver upon Lessor's request, written and unconditional waivers of mechanic's liens upon the real property of which the demised premises are a part as provided for in the Lease. At the expiration or termination of this Lease, Lessee shall have the right, but not the obligation, in Lessee's sole discretion to remove Lessee's fixtures, however, if Lessee elects to remove its fixtures, then Lessee agrees to and shall repair any damage done by the installation and/or removal.

6. LESSEE'S DUTY TO REPAIR. Lessee shall, throughout the initial term of this Lease and all renewals thereof, at its expense maintain the leasehold improvements and fixtures within Lessee's premises, including repairing the roof for any roof penetrations made by Lessee to accommodate

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

                          Commercial Lease Agreement
                              Dated April 1,1999
        Kings Brothers LLC ("Lessor") and Color Image, Inc. ("Lessee)
                          First Amendment May 1, 1999
--------------------------------------------------------------------------------

    Lessee's manufacturing equipment, except those repairs or improvements required to be made by the Lessor.

7. LANDLORD'S DUTY TO REPAIR. Throughout the term of the Lease and all renewals thereof, Lessor shall, at Lessor's expense, maintain the building, roof, grounds and related equipment, including but not limited to the water tank. Lessor shall be responsible at Lessor's expense to secure the perimeter of the Premises such that Lessee's premises are separated from other tenants pursuant to the fire or any other code(s), allowing Lessee to obtain a Certificate of Occupancy for its lawful use of the Premises and to reasonably prevent the unlawful entry by others to the Premises. Lessor shall maintain the back up water and sprinkler systems for the Premises; make any and all repairs required thereto at Lessor's expense; and Lessor shall perform the weekly runs and annual testing on said systems as required and/or recommended in the equipment and owner's manuals for said systems.

8. ENTRY ON THE PREMISES BY LANDLORD. Lessor shall have the right to enter upon the Premises at reasonable times and without undue disturbance to Lessee's business; to perform Lessor's required maintenance and repair under this Lease.

9. UTILITIES. Lessee shall arrange for and bear the cost of the utilities provided to the Premises, except the expense associated with the central station monitoring of the alarms which shall be paid by the Lessor.

10. INSOLVENCY OR BANKRUPTCY OF LESSEE. In the event of the appointment of a receiver to take possession of the assets of Lessee, a general assignment for the benefit of creditors of the Lessee or any action taken or allowed to be taken by Lessee under any bankruptcy act, then the receiver or trustee in bankruptcy will be given the option of assuming or rejecting any unexpired term of Lessee under this Lease.

11. DEFAULT BY LESSEE/REMEDIES. If Lessee is in default of any provision in this Lease, then Lessor shall notify Lessee of the default, in writing, and Lessee shall have thirty (30) days after receipt of said notice from Lessor to cure the default or to commence the cure, if the claimed default cannot be cured within said thirty (30) day period. If Lessee fails to cure, or to commence the cure of, the claimed default within said thirty (30) day period, then Lessee shall be in breach of this Lease. In the event of breach by Lessee, Lessor may, without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default, do any of the following, in Lessor's sole discretion, in addition to and not in limitation of any other remedy permitted by law or by this Lease:

    (1) Continue the Lease without Lessee's right to possession in effect after Lessee's default and recover rent as it becomes due; or

    (2) Without terminating this Lease, and with or without notice to Lessee, Lessor may in Lessor's own name but as agent for Lessee, enter into and upon and take possession of the Premises or any part thereof, and, at Lessor's option, remove persons and property therefrom, and such property, if any, may be removed and stored in a warehouse or elsewhere at the cost of, and for the account of Lessee, all without being guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby, and Lessor may rent the Premises or any portion thereof, as the agent of Lessee with or without advertisement and by private negotiations and for any term and upon such terms and

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

                          Commercial Lease Agreement
                              Dated April 1,1999
        Kings Brothers LLC ("Lessor") and Color Image, Inc. ("Lessee)
                          First Amendment May 1, 1999
--------------------------------------------------------------------------------

        conditions as Lessor may deem necessary or desirable in order to relet the Premises. Lessor shall in no way be responsible or liable for any rental concessions or any failure to rent the Premises or any part thereof, or for any failure to collect any rent due upon such reletting. Upon each such reletting, all rentals received by Lessor from such reletting shall be applied: first to the payment of any indebtedness (other than rent due hereunder) from Lessee to Lessor; second to the payment of any costs and expenses of such reletting, including, without limitation, brokerage fees and attorneys' fees and costs of alterations and repairs; third, to the payment of rent and other charges and sums then due and unpaid hereunder; and fourth, the residue, if any, shall be held by Lessor to the extent of and for application in payment of future sums as the same may become due and payable hereunder. In reletting the Premises as aforesaid, Lessor may grant rent concessions and Lessee shall not be credited for said concessions. If such rentals received from such reletting shall at any time or from time to time is less than sufficient to pay to Lessor the entire sums then due from Lessee hereunder, Lessee shall pay any such deficiency to Lessor. Such deficiency shall, at Lessor's option, be calculated and paid monthly. No such reletting shall be construed as an election by Lessor to terminate this Lease unless Lessor has given a written notice of such election to Lessee. Notwithstanding any such reletting without termination, Lessor may at any time thereafter elect to terminate this Lease for any such previous default provided same has not been cured; or

    (3) Terminate this Lease in exchange for Lessee's immediate payment of a sum equal to three months rental (as calculated at the rental rate in effect in the month in which the breach occurs). Lessee shall then have ninety
        (90) days from the date this Lease is terminated to remove Lessee's property and equipment from the Premises.

    (4) Pursue any remedy now or hereafter available to Lessor at law or in equity.

    (5) The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises. Efforts by Lessor to mitigate damages caused by Lessee's default under this Lease shall not waive Lessor's right to recover damages under this Article. Acts of maintenance or preservation or the appointment of a receiver to protect Lessor's interest under this Lease shall not constitute a termination of Lessee's right to possession.

    (6) In the event Lessor elects to terminate this Lease, or to terminate Lessee's right of possession of the Premises without terminating this Lease, or this Lease is terminated by authority of law, Lessor shall be entitled, but not required, to store in a commercially reasonable manner any personal property of Lessee and of any subtenant, which shall remain in the Premises after the termination of this Lease and the removal of Lessee or any subtenant from the Premises.

    (7) Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent or other sum due to Lessor hereunder or of any damages accruing to Lessor by reason of the violation of any of the covenants and provisions herein contained. Forbearance by Lessor to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default.

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

                          Commercial Lease Agreement
                              Dated April 1,1999
        Kings Brothers LLC ("Lessor") and Color Image, Inc. ("Lessee)
                          First Amendment May 1, 1999
--------------------------------------------------------------------------------

12. DEFAULT BY LESSOR/REMEDIES. If Lessor is in default of any provision in this Lease, then Lessee shall notify Lessor of the default, in writing, and Lessor shall have thirty (30) days after receipt of said notice from Lessee to cure the default or to commence the cure, if the claimed default cannot be cured within said thirty (30) day period. If Lessor fails to cure, or to commence the cure of, the claimed default within said thirty (30) day period, then Lessor shall be in breach of this Lease, in which case, Lessee shall have the right, but not the obligation to terminate this Lease, in which event Lessee shall not owe Lessor any further rentals hereunder, nor any liquidated damages.

13. SURRENDER AND HOLDING OVER. Subject to the provisions contained herein, at the termination or expiration of this Lease, Lessee shall return the Premises to Lessor, normal wear and tear (determined in accordance with industry standards applicable to Lessee's business) excepted. If Lessee holds the Premises after the termination or expiration of this Lease, then a tenancy from month to month shall be created thereby at a rental rate which is equivalent to the rental rate in effect in the month in which the Lease expired or terminated.

14. PARTIAL DESTRUCTION OF PREMISES. The parties acknowledge and agree that Lessor has and maintains (and will maintain throughout the term of this Lease and all renewals thereof) general liability insurance coverage covering the building; and Lessee has and maintains (and will maintain throughout the term of this Lease and all renewals thereof) leasehold and contents coverage, and general liability insurance coverage covering the Premises. Accordingly, in the event of partial or total destruction of the Premises, Lessee shall determine whether Lessee can restore the Premises to a condition suitable for business use within a reasonable time period. If Lessee determines, in Lessee's sole discretion, that the Premises cannot be restored to a condition suitable for Lessee to conduct its business, within a reasonable time period, then this Lease shall terminate; the insurance proceeds shall be paid to the owner/named insured of the policies; and neither party shall have any further obligations to the other hereunder.

15. ATTORNEY'S FEES. If Lessor or Lessee files an action to enforce any agreement contained in this Lease, or for any breach of any covenant or condition, then the prevailing party shall be entitled to reasonable attorney's fees and costs for the services of their attorney(s) in the action.

16. INSURANCE. Lessor shall obtain and maintain in force, at its expense during the term of the Lease and any renewal or extension thereof, public liability, fire and hazard property insurance, including but not limited to that required to repair or replace the building(s), grounds and the water tank, and in such amounts that are adequate to protect against liability for damage claims through public use of or arising out of accidents occurring in or around the leased Premises. The Lessee shall obtain and maintain in force at its expense during the term of the Lease and any renewal or extension thereof, public liability, contents and hazard property insurance adequate to protect against liability for damage claims to the leasehold improvements and through public use of or arising out of accidents occurring in the leased Premises, naming the Lessor as an additional insured.

17. CONDEMNATION. If a whole or a part of the Premises is taken or condemned by a governmental authority for public use or quasi-public use or purpose, Lessee shall receive Lessee's pro rata share of any award granted in connection therewith. In addition, Lessee shall determine, in Lessee's sole discretion, whether the remaining Premises are suitable for Lessee's business use. If Lessee determines, in Lessee's sole discretion that the remaining Premises are suitable, the rental rate due hereunder shall be adjusted to reflect the reduction in the size of the Premises. If Lessee determines, in Lessee's sole

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

                          Commercial Lease Agreement
                              Dated April 1,1999
        Kings Brothers LLC ("Lessor") and Color Image, Inc. ("Lessee)
                          First Amendment May 1, 1999
--------------------------------------------------------------------------------

     discretion that the remaining Premises are not suitable for Lessee's business use, then Lessee may terminate this lease, in which event neither party shall have any further obligations to the other hereunder.

18. LIABILITY AND INDEMNITY. Lessor shall not be liable for liability of damage claims for injury to persons or property arising from Lessee's use or occupancy of the Premises; and Lessee shall indemnify and hold Lessor harmless from any and all such liability, loss or other damages, claims or obligations, including reasonable attorneys fees therefrom. Lessee shall not be liable for liability of damage claims for injury to persons or property arising from Lessor's use, occupancy or operation of the Building or of the property immediately adjacent to the Building; or Lessor's failure to maintain and repair the Building or Premises in accordance with the terms herein; and Lessor shall indemnify and hold Lessee harmless from any and all such liability, loss or other damages, claims or obligations, including reasonable attorneys fees therefrom. Lessee agrees to and shall indemnify and hold Lessor harmless from and against any loss, damage or liability resulting or arising from any default or any willful or negligent act on the part of Lessee, its agents, employees or invitees, or persons permitted on the Premises by Lessee. Similarly, Lessor agrees to and shall indemnify and hold Lessee harmless from and against any loss, damage or liability resulting or arising from any default or any willful or negligent act on the part of Lessor, its agents, employees or invitees, or persons permitted on the Premises by Lessor.

19. LEASE. In the event of a change in control of Lessee, Lessor shall have at Lessor's option, the right but not the obligation to (1) reset the late payment charge, which will be added for rental payments received after the tenth (10th) day of each month, to five percent (5%) of the rental amount and (2) reset the monthly rental to the then market rate for the Premises, effective upon the date of the change in control of Lessee, providing the Lessor gives the Lessee or successor Lessee notice of the changes within ninety (90) days of Lessor's being informed of the change in control. Upon notice by Lessor to Lessee, the monthly rental as provided herein, including the annual increases effective January 1 of each year thereafter, shall then become payable by Lessee. Disputes between Lessor and Lessee relating to the provisions of this section shall be arbitrated with the parties each selecting an arbitrator and the arbitrators selecting a third. The three arbitrators shall determine the dispute, and their decisions shall be binding on the parties. The parties shall divide the costs of arbitration equally between them. The terms and conditions of the Lease, as amended shall bind the Lessee, or successor Lessee.

20.  NOTICES.   Any notices, writings, or other communications required or permitted to be given hereunder shall be deemed to have been sufficiently given if mailed postage prepaid, registered return receipt, to the respective parties at the following addresses:

          Lessor:  Kings Brothers LLC
                   1105 Ascott Valley Drive
                   Duluth, GA 30097

          Lessee:  Color Image, Inc.
                   4350 Peachtree Industrial Ave.
                   Suite 100
                   Norcross, GA 30071

                          Commercial Lease Agreement
                              Dated April 1,1999
        Kings Brothers LLC ("Lessor") and Color Image, Inc. ("Lessee)
                          First Amendment May 1, 1999
--------------------------------------------------------------------------------

21. EFFECT OF AMENDED LEASE. The provisions of this Amended Commercial Lease Agreement between the parties hereto supercedes any and all previous negotiations, agreements, lease agreements, lease proposals, representations, warranties and understandings between the parties hereto with respect to the subject matter contained herein.

IN WITNESS WHEREOF, the parties hereto have affixed their seals on the date and year first above written.


                                       LESSOR:  KING BROTHERS, LLC
                                       ------

SIGNED, SEALED AND DELIVERED
IN THE PRESENCE OF:
                                       /s/ Sue-ling Wang
                                       ---------------------------------
                                       BY:  Dr. Sue-ling Wang,
                                            Managing Director/Member
 /s/ Shobha Patel
-----------------------------
NOTARY PUBLIC

                        NOTARY PUBLIC, GWINNETT COUNTY
                     MY COMMISSION EXPIRES MAY 29TH, 2004



                                       LESSEE:  COLOR IMAGE, INC.
                                       ------

SIGNED, SEALED AND DELIVERED
IN THE PRESENCE OF:
                                       /s/ Sue-ling Wang
                                       ---------------------------------
                                       BY:  Dr. Sue-ling Wang, President
/s/ Shobha Patel
-----------------------------
NOTARY PUBLIC

                        NOTARY PUBLIC, GWINNETT COUNTY
                     MY COMMISSION EXPIRES MAY 29TH, 2004


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